EXHIBIT 99(b)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Superconductive Components, Inc. (the "Company"), on Form 10-QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald S. Blaskie, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                   /s/ Gerald S. Blaskie
                                                   -----------------------------
                                                   Gerald S. Blaskie
                                                   Chief Financial Officer
                                                   May 15, 2003

A signed original of this written statement required by Section 906 has been provided to Superconductive Components, Inc., and will be retained by Superconductive Components, Inc., and furnished to the Security and Exchange Commission or its staff upon request.